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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2007

                            VALENCE TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                      0-20028                  77-0214673
(State or Other Jurisdiction of  (Commission File Number)        (IRS Employer
        Incorporation)                                       Identification No.)


                      12201 TECHNOLOGY BOULEVARD, SUITE 150
                               AUSTIN, TEXAS 78727
          (Address of Principal Executive Offices, Including Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

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             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.

     On February 6, 2007, Valence Technology, Inc. announced by press release its financial results for the quarter ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

MERGER INVOLVING INDEPENDENT ACCOUNTANTS

     Valence Technology, Inc. (the "COMPANY") has been informed by Helin, Donovan, Trubee & Wilkinson, LLP ("HDTW"), its independent registered public accounting firm, that HDTW has consummated a merger with Pohl, McNabola, Berg & Co., LLP ("POHL MCNABOLA"). Pohl McNabola is located in San Francisco, California, and is registered with the Public Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP ("PMB HELIN").

     The Company is filing this Form 8-K to report that PMB Helin will succeed HDTW as the independent registered public accounting firm who will report on the Company's consolidated financial statements as of and for the fiscal year ended March 31, 2007.

     The Company has requested that HDTW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HDTW agrees with the above statements. A copy of HDTW's letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16.1 to this Form 8-K.

     During the Company's most recent fiscal year and through the date of the merger, neither the Company, nor anyone on its behalf, consulted with Pohl McNabola regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

     We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB Helin as our independent registered public accounting firm and no member has disapproved of this appointment.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits. The following exhibit is furnished with this Form 8-K:

EXHIBIT NO.                DESCRIPTION

Exhibit 16.1 Letter, dated February 6, 2007, from Helin, Donovan, Trubee & Wilkinson, LLP.

Exhibit 99.1               Press Release of Valence Technology, Inc., dated
                           February 6, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 6, 2007                  VALENCE TECHNOLOGY, INC.

                                           By:      /s/ Thomas F. Mezger
                                                    ----------------------------
                                           Name:    Thomas F. Mezger
                                           Title:   Chief Financial Officer and
                                                    Assistant Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

Exhibit 16.1 Letter, dated February 6, 2007, from Helin, Donovan, Trubee & Wilkinson, LLP.

Exhibit 99.1               Press Release of Valence Technology, Inc., dated
                           February 6, 2007.